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                                                                    EXHIBIT 10.9


                WILLOUGHBY INTERNATIONAL STOCKHOLDERS AGREEMENT


         THIS WILLOUGHBY INTERNATIONAL STOCKHOLDERS AGREEMENT ("Agreement") is made effective as of ___________, 199_ by and among WILLOUGHBY INTERNATIONAL, INC., a Texas corporation, formerly known as ICO, Inc. (the "Corporation"), and each of the holders of common stock, no par value, of the Corporation ("Corporation Common Stock") set forth on the signature pages hereof, in their capacity as a stockholder as set forth herein (such holders collectively, the "Stockholders"; individually, a "Stockholder").

                                R E C I T A L S:

         WHEREAS, in furtherance of the transactions contemplated by the Merger Agreement dated as of December ___, 1995 (the "Merger Agreement") by and among the Corporation, W Acquisition Corp., a New Jersey corporation, and Wedco Technology, Inc., a New Jersey corporation ("Wedco"), the parties hereto desire to provide, through grants of irrevocable proxies, for the orderly disposition of certain matters involving the Corporation's internal affairs and also for the representation of the W-F Group (as defined hereinafter) on the Board of Directors of the Corporation; and

         WHEREAS, the parties desire to provide members of the W-F Group certain authority with respect to the on going management of the Surviving Corporation (as defined hereinafter).

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained hereinafter, the parties hereto hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

                 (a)      "W-F Group" shall mean William E. Willoughby, Peggy
S. Willoughby, William C. Willoughby, Regina S. Willoughby, Fred R. Feder, Theo J.M.L. Verhoeff, Catherine Willoughby Stevens, William C. Willoughby, as custodian for William B. Willoughby, and Regina S. Willoughby, as custodian for William B. Willoughby.

                 (b) "P Group" shall mean Pacholder Associates, Inc. and its Subsidiaries, Sylvia A. Pacholder, Dr. Asher O. Pacholder, Robin E. Pacholder and William J. Morgan.

                 (c) "Change in Control of the Corporation" shall mean the occurrence of any of the following:
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                          (i)     any "person" (as defined in Section 13(d) of
                 the Securities Exchange Act of 1934, as amended (the "1934 Act")) or "group" (as defined in Section 13(d)(3) of the 1934
                 Act) of "persons" becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the 1934 Act) of shares of stock or other securities of the Corporation either (i) constituting in excess of 50% of the shares of voting stock of the Corporation, or (ii) entitling such "person," either immediately or with the passage of time or the occurrence of a stated event, to exercise a majority of the voting power in the election of directors of the Corporation; or

                          (ii) a majority of the Board of Directors of the Corporation ceases to be composed of the nominees of the Stockholders (the "Continuing Directors") or of persons nominated by and elected to the Board of Directors of the Corporation with the consent or approval of a majority of the Continuing Directors; or

                          (iii) a sale, transfer, conveyance, assignment or other disposition by the Corporation of all or substantially all its assets, whether in liquidation, dissolution or otherwise.

                 (d) "Initial W-F Group Board Representatives" shall mean the three (3) persons, viz, William E. Willoughby, Walter L. Leib and George S. Sirusus, designated by Wedco to represent the interests of the W-F Group on the Board of Directors of the Corporation immediately after the Effective Time.

                 (e) "Successor W-F Group Board Representatives" shall mean the W-F Group Board Representatives succeeding to the offices of the Initial W-F Group Board Representatives.

                 (f) "W-F Group Board Representatives" shall mean the Initial W-F Group Board Representatives and the Successor W-F Group Board Representatives, collectively.

                 (g) Capitalized terms used in this Agreement without specific definition shall have the meanings respectively ascribed thereto in the Merger Agreement.

         2.      INITIAL BOARD REPRESENTATION OF THE W-F GROUP.

                 (a) The W-F Group hereby confirms the designation of William E. Willoughby, Walter L. Leib and George S. Sirusus as the Initial W-F Group Board Representatives and acknowledges that the Initial W-F Group Board Representatives shall constitute three (3) members of a nine (9) member classified Board of Directors.





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                 (b)     The Stockholders hereby covenant to take (or to cause
to be taken) all actions necessary or appropriate to cause the election or other designation of the Initial W-F Group Board Representatives as members of the Corporation's Board of Directors for terms beginning immediately after the Effective Time and ending, respectively, on the date of the Corporation's annual stockholders meeting in 1996 (William E. Willoughby), the date of the Corporation's annual stockholder's meeting in 1997 (Walter L. Leib) and the date of the Corporation's annual stockholders meeting in 1998 (George S. Sirusus). Irrespective of the amount of Corporation Common Stock held by the W-F Group, the Stockholders further covenant that they shall take (or cause to be taken) all actions necessary or appropriate to renominate and re-elect William E. Willoughby and Walter L. Leib for additional three (3) year terms as members of the Corporation's Board of Directors when their initial terms expire, respectively, on the date of the Corporation's annual stockholders meeting in 1996 (William E. Willoughby) and 1997 (Walter L. Leib). For all purposes of this Agreement, the service of William E. Willoughby and Walter L. Leib as members of the Corporation's Board of Directors for the additional three (3) year terms described in the immediately preceding sentence shall be deemed to constitute service as an Initial W-F Group Board Representative.

         3. CONTINUED BOARD REPRESENTATION OF THE W-F GROUP. The P Group hereby covenants that, until the earlier of: (i) the time that the W-F Group, taken as a whole, beneficially owns (as defined in Rule 13d-3 promulgated under the 1934 Act) less than 1,500,000 shares ("Minimum Share Level") of issued and outstanding Corporation Common Stock; provided, however, if and whenever the outstanding shares of Corporation Common Stock shall be combined by reverse stock split or similar transaction into a smaller number of shares of Corporation Common Stock, the Minimum Share Level shall be proportionately reduced, such reduction to become effective immediately on the day upon which such combination becomes effective; or (ii) there is a Change in Control of the Corporation, they shall (in conjunction with the W-F Group) take (or cause to be taken) any and all actions necessary or appropriate to have the W-F Group's interests represented on the Corporation's Board of Directors by the Initial W-F Group Board Representatives as and after the respective terms of service of the Initial W-F Group Board Representatives expire.

         4. VACANCIES, ETC. If any of the Initial W-F Group Board Representatives shall cease to serve as a member of the Corporation's Board of Directors or if, at any time when the P Group is obligated under Section 3 above to ensure W-F Group representation on the Board of Directors through W-F Group Board Representatives, an Initial or Successor W-F Group Board Representative shall cease to serve as a member of the Corporation's Board of Directors, the Stockholders shall take (or cause to be taken) any and all actions necessary or appropriate to ensure that the vacancy created by the non-serving W-F Group Board Representative shall be filled by a person nominated by the remaining W-F Group Board Representatives or, if there shall be only one remaining W-F Group Board Representative, then that representative, subject





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to the consent of a majority of the full Board of Directors, such consent not to be unreasonably withheld and, provided, such consent shall not be deemed to have been unreasonably withheld to the extent necessary to act in accordance with the fiduciary duties of such Board of Directors under applicable laws (as determined by such Board of Directors in good faith after consultation with and based upon advice of counsel). However, if there are no remaining W-F Group Board Representatives the vacancy (or vacancies) shall be filled in accordance with the directions of the W-F Group acting by a majority in interest (as to beneficial ownership of Corporation Common Stock), subject to the consent of a majority of the full Board of Directors as set forth above herein. If the consent by a majority of the full Board of Directors in accordance with Sections 3 or 4 hereof is not obtained, the failure to obtain such consent shall not affect the rights of the then-incumbent W-F Group Board Representatives or W-F Group, as the case may be, to designate additional person(s) to serve as W-F Group Board Representatives in accordance with the terms hereof.

         5.      GRANTS OF PROXY.

                 (a) EFFECTIVE DURING THE TERMS OF THE INITIAL W-F GROUP BOARD REPRESENTATIVES AND DURING THE PERIOD IN WHICH THE P GROUP IS OBLIGATED TO ENSURE W-F GROUP REPRESENTATION ON THE BOARD OF DIRECTORS THROUGH W-F GROUP BOARD REPRESENTATIVES (THE "P GROUP PROXY PERIOD"), EACH MEMBER OF THE P GROUP HEREBY IRREVOCABLY GRANTS TO AND APPOINTS, WALTER L. LEIB AND EDWARD N. BAROL, OR ANY ONE (1) OF THEM, SUCH STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) FOR AND IN THE NAME, PLACE AND STEAD OF SUCH STOCKHOLDER, TO VOTE SUCH STOCKHOLDER'S SHARES OF CORPORATION COMMON STOCK, OR GRANT CONSENTS IN RESPECT OF SUCH SHARES OF CORPORATION COMMON STOCK, IN FAVOR OF THE SLATE OF NOMINEES FOR THE CORPORATION'S BOARD OF DIRECTORS SELECTED BY THE THEN-INCUMBENT MEMBERS OF THE CORPORATION'S BOARD OF DIRECTORS (THE "NOMINATED SLATE"). EACH SUCH MEMBER OF THE P GROUP AFFIRMS THAT THIS IRREVOCABLE PROXY IS COUPLED WITH AN INTEREST AND MAY UNDER NO CIRCUMSTANCES BE REVOKED DURING THE P GROUP PROXY PERIOD. SUCH IRREVOCABLE PROXY IS EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE
2.29 OF THE TEXAS BUSINESS CORPORATION ACT (THE "TEXAS ACT").

                 (b) EFFECTIVE WHILE ANY W-F GROUP MEMBERS OWNS CORPORATION COMMON STOCK AND UNTIL THERE SHALL HAVE OCCURRED A CHANGE IN CONTROL OF THE CORPORATION (THE "W-F GROUP PROXY





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PERIOD"), EACH MEMBER OF THE W-F GROUP HEREBY IRREVOCABLY GRANTS TO, AND
APPOINTS, SYLVIA A. PACHOLDER AND DR. ASHER O. PACHOLDER, OR ANY ONE (1) OF THEM, SUCH STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) FOR AND IN THE NAME, PLACE AND STEAD OF SUCH STOCKHOLDER, TO VOTE SUCH STOCKHOLDER'S SHARES OF CORPORATION COMMON STOCK, OR GRANT CONSENTS IN RESPECT OF SUCH SHARES OF CORPORATION COMMON STOCK, IN FAVOR OF THE NOMINATED SLATE. EACH SUCH MEMBER OF THE W-F GROUP AFFIRMS THAT THIS IRREVOCABLE PROXY IS COUPLED WITH AN INTEREST AND MAY UNDER NO CIRCUMSTANCES BE REVOKED DURING THE W-F GROUP PROXY PERIOD. SUCH IRREVOCABLE PROXY IS EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH ARTICLE 2.29 OF THE TEXAS ACT.

          6.     DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.  Sylvia
A. Pacholder shall be President and Chief Executive Officer ("CEO") of the corporation surviving the merger of Wedco with and into W Acquisition and any successor through which the merged corporation operates its business in the United States (the "Surviving Corporation") from and after the Effective Time. Dr. Asher O. Pacholder shall be Chairman of the Board and Chief Operating Officer ("COO") of the Surviving Corporation from and after the Effective Time.

                 The Articles of Incorporation of the Surviving Corporation shall provide that: the President, Chairman of the Board, CEO, COO, or any person who shall hold any other office, position or title having similar functions or authority to the functions of Chairman of the Board, CEO, President or COO, or who shall have equivalent operating authority of the Surviving Corporation, shall be elected by a unanimous vote of the Board of the Surviving Corporation.

                 The Corporation (Willoughby International, Inc.) hereby agrees to elect as a Director of the Surviving Corporation (as defined in this Section) William E. Willoughby and if William E. Willoughby shall be unable or shall, for any reason, cease to serve, the Corporation shall elect Walter L. Leib, Esquire, as Director. In the event that Walter L. Leib shall be unable or shall cease for any reason to act as a Director, the Corporation shall elect Edward N. Barol, Esquire, to act as Director of the Surviving Corporation. If Edward N. Barol, Esquire, shall be unable or shall cease for any reason to act as a Director, then the Corporation shall elect as a Director of the Surviving Corporation such person as is nominated by the W-F Group Representatives on the Board of Directors of the Corporation.

                 It is the intent of the parties to this Agreement, in consideration of this Agreement and of the Merger Agreement, with the exception of the election of Dr. Asher O. Pacholder and Sylvia A. Pacholder any person holding the office or title of President, CEO, Chairman, COO, or who shall hold any other office, position or title having similar functions or authority to the





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functions of Chairman of the Board, CEO, President or COO, or who shall have equivalent operating authority of the Surviving Corporation or Wedco, Inc. (or any successor through which the Surviving Corporation operates its business in the United States), will not be elected without the approval of the W-F Group Board Representative.

         7. RESTRICTION ON BLOCK TRANSFERS OF W-F GROUP AND P GROUP SHARES OF CORPORATION COMMON STOCK. Except as expressly set forth in this Section 7, nothing in this Agreement shall be deemed to constitute a restriction on the right, power or authority of any member of the W-F Group or P Group, as the case may be, to sell, convey or otherwise transfer, after the Effective Time, any shares of Corporation Common Stock owned by him, her or it. However, if any one (1) or more members of the W-F Group or P Group, as the case may be, desire to sell, convey or otherwise transfer Five Hundred Thousand (500,000) or more shares of Corporation Common Stock to any person (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) or group of persons (as defined in Rule 13d-5 promulgated under the 1934 Act), other than to an underwriter or underwriter group in connection with an underwritten public offering that would not result in a transfer or transfers of Five Hundred Thousand (500,000) or more shares of Corporation Common Stock, to any person (as defined in Section 13(d) of the 1934 Act) or group of persons (as defined in Rule 13d-5 promulgated under the 1934 Act), in a single transaction or series of related transactions, such proposed sale, conveyance or other transfer shall not be effective, and the Corporation shall have no obligation to register the transfer of such shares of Corporation Common Stock unless and until the proposed vendee or transferee agrees to be bound as regards the obligations (but not the rights) of a W-F Group member or P Group member, as the case may be, by this Agreement as though an original member of the W-F Group or P Group, as the case may be. The members of the W-F Group and P Group (and each of them) agree that the foregoing limited restriction on transfer is necessary to achieve the purposes of this Agreement and that the other Stockholders and the Corporation shall be entitled to obtain injunctive relief (including, without limitation, a permanent mandatory injunction) and specific performance in the event of a breach or threatened breach of the foregoing limited restriction on transfer. The certificates evidencing the shares of Corporation Common Stock held by the members of the W-F Group and P Group shall bear a legend referring to the provisions of this Section 7. Notwithstanding the foregoing, the restrictions set forth above shall not apply to transfers of Corporation Common Stock by the holders of partnership interests of P M Special Fund, Limited Partnership and O P Limited Partnership upon the termination or expiration of such partnerships in accordance with the terms of their respective partnership agreements.

         8. ENDORSEMENT ON STOCK CERTIFICATES. It is understood that all of the Certificates representing shares of Corporation Common Stock owned by the W-F Group or the P Group will be endorsed as follows:





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                 "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE
                 TRANSFERRED UNLESS EITHER A REGISTRATION STATEMENT WITH RESPECT THERETO IS IN EFFECT UNDER THE SECURITIES ACT OF 1933 OR, IN THE OPINION OF THE CORPORATION'S COUNSEL, AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SAID ACT IS THEN AVAILABLE UNDER SAID ACT OR ANY RULE OR REGULATION OF THE SECURITIES AND EXCHANGE COMMISSION THEREUNDER OR SIMILAR ENDORSEMENT."

                 The removal of such endorsement requires the opinion of counsel of the Corporation. Any transfer which comes to the attention of counsel for the Corporation which shall reasonably appear to be in violation of
Section 7 hereof may be held up by said counsel provided said counsel shall, by the end of the next business day after the receipt of the request for an opinion for the transfer of the shares, contract the transferor questioning whether the transfer of the Corporation Common Stock is in violation of Section 7 and said counsel shall give to the transferor the basis upon which said counsel shall reasonably believe that the transfer is in violation of Section 7 hereof. The transferor of the shares of Corporation Common Stock shall advise said counsel whether, to the best of transferor's knowledge, taking into consideration the information given by counsel to the transferor, said transfer is in violation of Section 7 and if it is not, said transferor will forward to said counsel a letter which shall include the following:

                 "The transfer of the shares of Willoughby International, Inc. Common Stock being made by me and subject to your inquiry of [date] are not, to the best of my knowledge, taking into consideration facts supplied by you in the said inquiry, being transferred in violation of Section 7 of the Willoughby International Stockholders Agreement dated the _____ day of ______________, 1995.

                 "It is understood that the transfer is being approved in reliance upon this statement.


                                           ____________________________________
                                           Transferor"

                 The receipt of such statement by corporate counsel shall constitute conclusive evidence to the said corporate counsel that the transfer is not in violation of Section 7 hereof and





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said corporate counsel shall, without further delay, give the opinion required for the transfer of the shares. Until such time as corporate counsel receives the foregoing statement signed by the transferor, corporate counsel may deem that the shares are in violation of Section 7 and corporate counsel shall not be required to complete the transfer.

                 The parties subject to Section 7 shall keep corporate counsel advised of their address and facsimile numbers so that all inquiries to be made hereunder may be made quickly. All inquiries and responses shall be made by either facsimile or overnight private couriers. It is the intention hereof that there shall be no unreasonable delay in the transfer of the said shares of Corporation Common Stock if the said transfer is not in violation of Section 7. Counsel for the Corporation shall not question transfers of 100,000 shares or less unless the same appears to be part of a series which could reasonably be believed to be in violation of Section 7 hereof.

           9. SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms thereof, in addition to any other remedy at law or equity.

          10. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, and as a result thereof, the economic or legal substance of this Agreement is affected in a manner materially adverse to a party hereto, the materially adversely affected party may terminate this Agreement upon notice to the other parties hereto. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, and, as a result thereof, the economic or legal substance of this Agreement is not affected in a manner materially adverse to a party hereto, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          11. MISCELLANEOUS. This Agreement shall be construed under and governed by the internal substantive laws of the State of Texas applicable to contracts negotiated, executed and wholly performed within the State of Texas except for matters pertaining to Section 6 hereof, to which the laws of the State of New Jersey shall be applicable in the same manner as contracts negotiated, executed and wholly performed within the State of New Jersey. This Agreement may not be amended or modified without the prior written consent of all the parties hereto. If any court or other tribunal of competent jurisdiction should find any provision of this Agreement to be unenforceable, said court or other tribunal shall sever the unenforceable provision and enforce the remaining provisions as originally executed and delivered.





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         12.     COUNTERPARTS.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective as to any Stockholder when one or more counterparts have been signed by each of the Corporation and such Stockholder and delivered to the Corporation and such Stockholder.

         13. INTERPRETATION. The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         14. LEGAL OPINION. Prior to or simultaneous with the execution of this Agreement, the Stockholders and the Corporation shall have received an opinion from Vinson & Elkins in form and substance reasonably satisfactory to them, substantially to the effect that, this Agreement creates legal, valid and binding obligations of the parties hereto and is enforceable in accordance with its terms under the laws of the State of Texas.

         15. TERMINATION. This Agreement shall terminate: (i) with the consent of the Corporation and the Stockholders party to this Agreement; or
(ii) upon the occurrence of an event described in Section 3(i) or (ii).

         IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands effective as of the date and year first above written.


                                        WILLOUGHBY INTERNATIONAL, INC.


                                        By:________________________________
                                              Name:
                                              Title:


                                        THE STOCKHOLDERS:


                                        ________________________________________
                                        WILLIAM E. WILLOUGHBY


                                        ________________________________________
                                        PEGGY S. WILLOUGHBY





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                                        ________________________________________
                                        WILLIAM C. WILLOUGHBY


                                        ________________________________________
                                        REGINA S. WILLOUGHBY


                                        ________________________________________
                                        FRED R. FEDER


                                        ________________________________________
                                        THEO J.M.L. VERHOEFF


                                        ________________________________________
                                        WILLIAM C. WILLOUGHBY, AS
                                        CUSTODIAN FOR WILLIAM B.
                                        WILLOUGHBY


                                        ________________________________________
                                        REGINA S. WILLOUGHBY, AS
                                        CUSTODIAN FOR WILLIAM B.
                                        WILLOUGHBY


                                        ________________________________________
                                        CATHERINE WILLOUGHBY STEVENS


                                        ________________________________________
                                        SYLVIA A. PACHOLDER


                                        ________________________________________
                                        DR. ASHER O. PACHOLDER





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                                        ________________________________________
                                        ROBIN E. PACHOLDER


                                        ________________________________________
                                        WILLIAM J. MORGAN


                                        PACHOLDER ASSOCIATES, INC.


                                        By:_____________________________________

                                        Its:____________________________________


                                        P M DELAWARE, INC.


                                        By:_____________________________________

                                        Its:____________________________________





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